UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07883

ICON Funds

(Exact name of registrant as specified in charter)

5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111

(Address of principal executive offices) (Zip code)

Carrie M. Schoffman 5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-790-1600

Date of fiscal year end: September 30, 2015

Date of reporting period: March 31, 2015

Item 1. Reports to Stockholders.

2015 ANNUAL REPORT

ICON INTERNATIONAL FUNDS

INVESTMENT UPDATE

ICON Emerging Markets Fund

ICON International Equity Fund

1-800-764-0442 | www.iconfunds.com

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442     •    www.iconfunds.com

ABOUT THIS REPORT (UNAUDITED)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s portfolio holdings as of September 30, 2015, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment in a region fund may involve greater risk and volatility than a diversified fund. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign

2	ABOUT THIS REPORT

stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of the financial statements released to the market as part of our analysis.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ABOUT THIS REPORT	3

MANAGEMENT OVERVIEW (UNAUDITED) ICON EMERGING MARKETS FUND

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Emerging Markets Fund (the Fund) Class S returned -5.61% for the fiscal year ended September 30, 2015, while its benchmark, the MSCI Emerging Markets Index, returned -18.98%. Total returns for other periods and additional Class shares as of September 30, 2015, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Unlike the previous fiscal year’s gain, the emerging markets benchmark experienced a marked decline over the course of fiscal year 2015. While the U.S. economy continued to show signs of improvement relative to the rest of the world, headwinds investors faced internationally during the period included economic growth concerns, especially with respect to that of China and many of its emerging markets peers, currency volatility, and the prospect of the Federal Reserve raising rates for the first time since 2006. However, despite these headwinds, interest rates generally remained low and monetary policy continued to be accommodative globally.

From a country perspective, Hungary was the sole country within the emerging markets benchmark to experience positive returns during the period. China was the second best performing country, despite its negative return for the fiscal year and its significant drop in performance that began in mid-2015. Greece, dealing with debt problems and a possibility of its exit from the Eurozone, was the worst performing country in the emerging markets space. While the Fund did not participate in Hungary’s upside move, China, an average underweight for the Fund during the period, was one of the larger contributors to relative performance. Having no position in Greece during the period also contributed to performance relative to the benchmark. Lastly, the Fund’s overweight position in India was the largest contributor to relative performance while the Fund’s underweight position in South Africa detracted the most from relative performance.

From a sector perspective, although each sector in the benchmark experienced a decline during the period, the Health Care sector was the best performing sector followed by Information Technology. The Fund had an overweight position relative to the benchmark in both sectors during the period, contributing to the Fund’s performance relative to the

4	MANAGEMENT OVERVIEW

benchmark. The Energy and Materials sectors were the two worst performing sectors during the period and the Fund’s underweight position in both sectors contributed to the Fund’s performance relative to the benchmark. Finally, the Financials sector, an average underweight in the Fund, was the largest contributor to relative performance while the Consumer Discretionary sector, an average overweight, was the largest and only detractor on a relative basis.

Q.	How did the Fund’s composition affect performance?

A.	The top country contributors to Fund performance during the period were China, India, and Taiwan. South Korea, Brazil and South Africa detracted the most from Fund performance. Top sector contributors to Fund performance during the period included Health Care, led by the pharmaceuticals industry, and Industrials, an average sector overweight that was led by the airport services industry. The Consumer Discretionary sector, where the catalog retail industry was the largest detractor, and the Financials sector, where diversified banks was the largest detractor, detracted the most from Fund performance.

From a total effect standpoint, countries that added the most to relative performance in addition to India included China and Brazil. Countries detracting the most from relative performance in addition to South Africa included Malaysia, an average underweight, and Taiwan. Sectors adding the most to relative performance from a total effect standpoint, in addition to Financials, included Industrials and Energy. As mentioned previously, the Consumer Discretionary sector was the only sector that detracted from relative performance from a total effect standpoint.

With equity valuations appearing to be stretched during the period, a higher than average allocation to cash was used for defensive purposes, which added significantly to benchmark relative performance. The Fund did not employ currency hedging during the period.

Q.	What is your investment outlook for emerging markets?

A.	At the end of fiscal year 2015, the emerging markets value-to-price (V/P) ratio stood at 0.89, indicating that, on average, emerging markets stocks are overpriced according to our system. Having surpassed our estimates of fair value, we have built up a cash position that we intend to put toward better bargains as they present themselves. Economic growth outside of the United States remains a key concern for investors, particularly as it relates to China and many of its fellow emerging market countries. Despite the prospect of the Federal Reserve tightening monetary policy in the near term, monetary policy in general remains accommodative globally.

MANAGEMENT OVERVIEW	5

Although our system continues to indicate emerging markets in general are overvalued, there are still areas demonstrating good bargains according to our methodology. Examples of countries where we see opportunities include India and Thailand, and the Fund is overweight in both countries. Industries in which we are finding opportunities include internet software & services, health care facilities and property & casualty insurance. Guided by our disciplined, systematic and non-emotional approach to investing, we remain ready to reallocate and adapt as our investment system dictates.

ICON Emerging Markets Fund

Country Composition

September 30, 2015

India	21.5%
South Korea	20.8%
South Africa	9.4%
China	8.5%
Hong Kong	6.5%
Thailand	4.4%
Turkey	3.2%
Philippines	2.8%
Mexico	2.6%
Brazil	2.2%
Taiwan	2.2%
Malaysia	0.9%

85.0%

Percentages are based upon common and preferred stocks as a percentage of net assets.

ICON Emerging Markets Fund

Sector Composition

September 30, 2015

Financials	26.6%
Information Technology	13.7%
Consumer Discretionary	13.1%
Consumer Staples	8.8%
Industrials	7.5%
Health Care	5.2%
Telecommunication Services	3.3%
Utilities	4.5%
Materials	1.9%
Energy	0.4%

85.0%

Percentages are based upon common and preferred stocks as a percentage of net assets.

6	MANAGEMENT OVERVIEW

ICON Emerging Markets Fund

Industry Composition

September 30, 2015

Diversified Banks	11.1%
Multi-Sector Holdings	5.0%
Internet Software & Services	4.0%
Health Care Facilities	3.4%
Technology Hardware, Storage & Peripherals	3.3%
Wireless Telecommunication Services	3.3%
Household Products	3.2%
Gas Utilities	2.6%
Automobile Manufacturers	2.5%
Airport Services	2.4%
Life & Health Insurance	2.4%
Property & Casualty Insurance	2.3%
Environmental & Facilities Services	2.2%
Motorcycle Manufacturers	2.2%
Semiconductors	2.2%
Thrifts & Mortgage Finance	2.2%
Tobacco	2.2%
Cable & Satellite	2.1%
Water Utilities	1.9%
IT Consulting & Other Services	1.8%
Pharmaceuticals	1.8%
Electronic Manufacturing Services	1.4%
Real Estate Development	1.4%
Reinsurance	1.4%
Casinos & Gaming	1.3%
Diversified Chemicals	1.3%
Marine Ports & Services	1.2%
Broadcasting	1.0%
Electronic Equipment & Instruments	1.0%
Specialty Stores	1.0%
Other Industries (each less than 1%)	9.9%

85.0%

Percentages are based upon common and preferred stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	7

ICON Emerging Markets Fund

Average Annual Total Return

as of September 30, 2015

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Emerging Markets Fund - Class S	2/25/97	-5.61%	1.23%	3.52%	2.58%	2.11%	1.88%
ICON Emerging Markets Fund - Class C	1/25/08	-6.68%	0.24%	N/A	-1.11%	4.65%	2.78%
ICON Emerging Markets Fund - Class A	5/31/06	-5.84%	1.02%	N/A	1.48%	4.32%	1.95%
ICON Emerging Markets Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-11.27%	-0.16%	N/A	0.84%	4.32%	1.95%
MSCI Emerging Markets Index		-18.98%	-3.25%	4.60%	5.13%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Fund’s name and investment strategy changed effective May 5, 2014. The Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

8	MANAGEMENT OVERVIEW

ICON Emerging Markets Fund

Value of a $10,000 Investment

through September 30, 2015

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Emerging Markets Fund’s Class S shares on the Class’ inception date of 2/25/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund’s name and investment strategy changed effective May 5, 2014. The Fund’s past performance would have been different if the current strategy had been in effect. Performance for the Emerging Markets Fund’s other share classes will vary due to differences in charges and expenses. The Emerging Markets Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	9

ICON EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

Shares or Principal Amount		Value

Common Stocks (84.5%)
Agricultural Products (0.3%)
22,000	Genting Plantations Bhd*	$49,501

Airport Services (2.4%)
54,000	Airports of Thailand PCL*	419,138

Apparel Retail (0.7%)
9,100	Mr Price Group, Ltd.*	127,032

Automobile Manufacturers (2.5%)
17,000	Ford Otomotiv Sanayi*	181,668
3,600	Maruti Suzuki India, Ltd.*	257,060

		438,728
Brewers (0.7%)
24,500	AMBEV S.A.**	120,013

Broadcasting (1.0%)
30,000	Zee Entertainment Enterprises, Ltd.*	179,780

Cable & Satellite (2.1%)
2,870	Naspers, Ltd., Class N*	359,689

Casinos & Gaming (1.3%)
6,500	Kangwon Land, Inc.*	232,319

Catalog Retail (0.7%)
750	CJ O Shopping Co., Ltd.*	117,430

Diversified Banks (10.6%)
96,000	Akbank T.A.S.*	215,355
90,000	BDO Unibank, Inc.*	199,600
65,000	Grupo Financiero Banorte S.A.B. de C.V., Class O**	318,831
15,200	HDFC Bank, Ltd.*	248,541

Shares or Principal Amount		Value

88,700	ICICI Bank, Ltd.*	$365,570
55,000	Malayan Banking Bhd*	107,297
10,800	Standard Bank Group, Ltd.*	105,453
25,400	Yes Bank, Ltd.*	283,809

		1,844,456
Diversified Chemicals (1.3%)
39,400	Tata Chemicals, Ltd.*	230,553

Diversified Support Services (0.7%)
1,200	KEPCO Plant Service & Engineering Co., Ltd.*	122,824

Electronic Equipment & Instruments (1.0%)
4,500	SFA Engineering Corp.*	171,202

Electronic Manufacturing Services (1.4%)
40,000	AAC Technologies Holdings, Inc.*	250,466

Environmental & Facilities Services (2.2%)
268,000	China Everbright International, Ltd.*	378,579

Food Distributors (0.7%)
5,700	Hyundai Greenfood Co., Ltd.*	123,467

Gas Utilities (2.6%)
42,000	China Resources Gas Group, Ltd.*	107,965
10,400	Korea Gas Corp.*	349,278

		457,243
Health Care Facilities (3.4%)
8,200	Apollo Hospitals Enterprise, Ltd.*	180,002
159,000	Life Healthcare Group Holdings, Ltd.*	409,022

		589,024

10	SCHEDULE OF INVESTMENTS

Shares or Principal Amount		Value

Highways & Railtracks (0.6%)
32,000	CCR S.A.**	$98,232

Hotels, Resorts & Cruise Lines (0.7%)
1,000	Hana Tour Service, Inc.*	122,861

Household Appliances (0.9%)
2,200	Coway Co., Ltd.*	155,674

Household Products (3.2%)
780	LG Household & Health Care, Ltd.*	564,477

Industrial Conglomerates (0.4%)
12,000	Beijing Enterprises Holdings, Ltd.*	72,369

Internet Software & Services (4.0%)
240	NAVER Corp.*	104,025
35,045	Tencent Holdings, Ltd.*	591,653

		695,678
IT Consulting & Other Services (1.8%)
11,200	Infosys, Ltd.*	197,844
12,000	Wipro, Ltd.*	109,640

		307,484
Life & Health Insurance (2.4%)
50,000	China Life Insurance Co. Ltd., Class H*	174,219
49,000	Ping An Insurance Group Co., Class H*	245,171

		419,390
Marine Ports & Services (1.2%)
47,600	Adani Ports and Special Economic Zone*	217,449

Motorcycle Manufacturers (2.2%)
10,300	Hero MotorCorp, Ltd.*	376,881

Multi-Sector Holdings (5.0%)
17,000	Ayala Corp.*	279,150
53,000	Haci Omer Sabanci Holding*	155,511
23,900	Remgro, Ltd.*	435,906

		870,567

Shares or Principal Amount		Value

Oil & Gas Storage & Transportation (0.4%)
4,500	Ultrapar Participacoes S.A.**	$75,823

Personal Products (0.9%)
16,000	Hengan International Group Co., Ltd.*	156,451

Pharmaceuticals (1.8%)
60,000	China Medical System Holdings, Ltd.*	68,518
3,800	Dr. Reddy’s Laboratories, Ltd.*	241,521

		310,039
Property & Casualty Insurance (2.3%)
8,000	Hyundai Marine & Fire Insurance Co., Ltd.*	204,117
820	Samsung Fire & Marine Insurance Co., Ltd.*	193,637

		397,754
Real Estate Development (1.4%)
106,000	China Resources Land, Ltd.*	250,299

Real Estate Operating Companies (0.8%)
116,000	Central Pattana PCL*	143,206

Reinsurance (1.4%)
20,784	Korean Reinsurance Co.*	250,233

Semiconductors (2.2%)
94,000	Taiwan Semiconductor Manufacturing Co., Ltd.*	376,721

Soft Drinks (0.8%)
25,000	Arca Continental S.A.B. de C.V.**	140,788

Specialty Chemicals (0.6%)
7,900	Asian Paints, Ltd.*	101,419

Specialty Stores (1.0%)
1,890	Hotel Shilla Co., Ltd.*	184,216

SCHEDULE OF INVESTMENTS	11

Shares or Principal Amount		Value

Technology Hardware, Storage & Peripherals (3.3%)
596	Samsung Electronics Co., Ltd.*	$571,834

Thrifts & Mortgage Finance (2.2%)
54,800	LIC Housing Finance Ltd.*	392,655

Tobacco (2.2%)
75,200	ITC, Ltd.*	377,302

Water Utilities (1.9%)
472,000	Beijing Enterprises Water Group, Ltd.*†	331,999

Wireless Telecommunication Services (3.3%)
15,000	Advanced Info Service PCL*	93,555
50,000	Intouch Holdings PCL, Class F*	100,597
15,200	MTN Group, Ltd.*	195,461
810	SK Telecom Co., Ltd.*	179,687

		569,300

Shares or Principal Amount		Value

Total Common Stocks (Cost $15,633,119)		$14,742,545
Preferred Stock (0.5%)
Diversified Banks (0.5%)
13,750	Itau Unibanco Holding S.A.**	91,944

Total Preferred Stocks (Cost $196,055)		91,944
Short-Term Investments (14.8%)
$2,579,245	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/15	2,579,245

Total Short-Term Investments (Cost $2,579,245)		2,579,245
Total Investments 99.8% (Cost $18,408,419)		17,413,734
Other Assets Less Liabilities 0.2%		35,645

Net Assets 100.0%		$17,449,379

The accompanying notes are an integral part of the financial statements.

*	The value of foreign securities fair valued (Note 2) as of September 30, 2015 was 80.2% of net assets.

†	Non-income producing security.

**	This security is considered a Level 1 security. See Note 2 for further details.

12	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW (UNAUDITED) ICON INTERNATIONAL EQUITY FUND

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON International Equity Fund (the Fund) Class S returned -3.15% for the fiscal year ended September 30, 2015, while the MSCI All Country World Index ex-United States (ACWI ex-U.S.) returned -11.78%. Total returns for other periods and additional Class shares as of September 30, 2015, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	We finished fiscal year 2015 with global stock market losses as the global economy digested increased financial volatility and economic uncertainty. China found itself under the spotlight as continued slower growth brought forth worries about the ripple effects on the broader global economy. While other sectors and countries adjusted to this slowdown, China experienced large gyrations in its equity markets, which prompted government intervention in its markets. Japan experienced a slow recovery from recession, with the assistance of a stimulative monetary policy. However, the slow pace of the recovery begs the question of whether there is a need for further future policy action in Asia’s second largest economy. Europe generally experienced continued growth amidst the undercurrents of the domestic and global economy. Greece dominated headlines as fiscal problems and backlashes against austerity brought a real possibility of its exit from the Eurozone. As the period closed, we still saw modest upside in the global markets overall with some regions showing great bargains and others appearing slightly overpriced according to our system.

At the beginning of the fiscal year, our valuation model signaled a modest 8% upside to fair value for global markets and pointed the Fund towards an overweight position in the cyclical sectors of the market such as Information Technology, Industrials, and Consumer Discretionary. From a regional perspective, the Fund maintained an overweight position in European equities as well as an underweight position in the Asia-Pacific region and Western Hemisphere. Emerging market equities remained overvalued according to our model and the Fund maintained an underweight position in those regions as well. Despite the ongoing issues looming over the world economy as well as rotations within the Fund that may seem contrarian, our discipline and focus on value guided our decisions, which we believe will benefit the Fund going forward.

MANAGEMENT OVERVIEW	13

As a multi-cap manager, we are not restricted by market capitalization. However, following our valuation readings led to a concentration in small and mid-cap companies during the period and an underweight position in large-cap stocks relative to the benchmark. Overall, large-cap stocks outperformed their small and mid-cap peers, which detracted from the fund’s relative performance.

Currency movements worldwide throughout the fiscal year also had a negative impact on the Fund’s returns. The U.S. dollar broadly strengthened throughout the year versus most of the underlying currencies of the holdings in the Fund. Currency hedging was not used during the fiscal year.

Q.	How did the Fund’s composition affect performance?

A.	The Fund’s primary contributors to benchmark relative performance came from the Industrials and Information Technology sectors. Specifically, overweight positions in the diversified support services and industrial machinery industries within the Industrials sector and semiconductors and IT consulting & other services industries within the Information Technology Sector contributed to performance relative to the benchmark. Further, an underweight position in the poor performing Financials sector, specifically in the diversified banks industry, proved beneficial.

Conversely, the Consumer Staples sector was a detractor, as the agricultural products and food retail industries hindered the Fund’s returns. The Energy sector was another notable source of relative underperformance as the sector was the worst performing sector for the period. The oil & gas equipment & services and oil & gas drilling industries suffered losses as commodity weakness had an adverse effect on companies’ stock prices. With the slight increase in interest rates and declines in stock prices, our valuation methodology is showing us slightly fewer bargains than we saw at the beginning of the year. As such, we see modest upside to the market, with the best bargains coming from the Financials and Industrials sectors.

While all geographic regions saw losses over the period, there were areas of clear differentiation among certain countries throughout the year. Most notably, emerging market countries saw larger losses, specifically in countries such as Brazil, Indonesia, Malaysia, and Russia. Conversely, countries in the developed world, specifically those in Europe, held up better throughout the year. As the period ended, the emerging markets and the Asia-Pacific region appeared overvalued according to our system while Europe and other developed markets in general showed the most upside globally.

14	MANAGEMENT OVERVIEW

Q.	What is your investment outlook for the international equity market?

A.	Our system estimates that international equities, on average, still remain below our estimate of their intrinsic value. At the end of the period, international markets as a whole had an overall average value-to-price (V/P) ratio of 1.05, implying that, on average, our estimate of fair value for stocks is about 5% higher than where they are currently trading. Risk aversion amongst investors remains and corporate earnings have generally grown despite ongoing economic struggles and geopolitical concerns. While global economic growth has languished outside of the United States, interest rates remain low, thanks in great part to loose monetary policy and extraordinary central bank intervention.

According to our valuation system, Europe represents the best opportunity from a regional perspective, with Asia-Pacific showing the least upside. Despite some improvements in sentiment and equity prices in the emerging market countries, overall they still remain overvalued according to our metrics and do not warrant an overweight exposure within the Fund. Based on our methodology, developed markets in Europe show attractive upside in countries such as Belgium, France, Germany, and Sweden. As of the end of the fiscal year 2015 we estimate that, on average, fair value for European equities is 25% higher than where prices are currently trading. Within the Western Hemisphere, Canada and Mexico look attractive to our system with Indonesia, the Philippines, and Thailand currently showing the most value in the Asia-Pacific region.

From a sector perspective, we are still tilted towards the Financials and Industrials sectors. Within our system, Energy is now the most over-valued sector, and represents an underweight position relative to the benchmark as we see little upside within this sector.

At ICON we continue to seek out industries that our system identifies as trading at a discount to fair value. Guided by our disciplined, systematic and non-emotional approach to investing, we see numerous opportunities amidst the recent turbulence and volatility. We believe it is nearly impossible to accurately time market bottoms and we believe rallies do not offer invitations. Therefore, given our current valuations, we remain almost fully invested. As market conditions dictate, we will adjust accordingly.

MANAGEMENT OVERVIEW	15

ICON International Equity Fund

Country Composition

September 30, 2015

Germany	22.6%
United Kingdom	12.8%
France	11.6%
Canada	6.7%
Japan	5.8%
Switzerland	5.4%
India	4.7%
Denmark	3.9%
Norway	2.0%
Sweden	2.0%
Belgium	1.4%
Finland	1.4%
Ireland	1.4%
United States	1.4%
Netherlands	1.3%
South Korea	1.3%
Isle Of Man	1.1%
South Africa	0.9%
China	0.8%
Spain	0.8%
Australia	0.7%
Portugal	0.7%
Hong Kong	0.4%
Philippines	0.4%

91.5%

Percentages are based upon common, preferred and real estate investment trusts stocks as a percentage of net assets.

ICON International Equity Fund

Sector Composition

September 30, 2015

Financials	19.2%
Industrials	18.4%
Information Technology	12.4%
Consumer Discretionary	11.8%
Consumer Staples	9.9%
Health Care	6.0%
Utilities	5.8%
Materials	5.2%
Energy	1.9%
Telecommunication Services	0.9%

91.5%

Percentages are based upon common, preferred and real estate investment trusts stocks as a percentage of net assets.

16	MANAGEMENT OVERVIEW

ICON International Equity Fund

Industry Composition

September 30, 2015

Pharmaceuticals	4.6%
Diversified Banks	4.3%
Data Processing & Outsourced Services	3.3%
Life & Health Insurance	3.3%
Multi-Utilities	3.2%
Cable & Satellite	3.1%
Electronic Equipment & Instruments	2.9%
Packaged Foods & Meats	2.9%
Specialty Chemicals	2.6%
Industrial Conglomerates	2.5%
Advertising	2.4%
Airlines	2.4%
Auto Parts & Equipment	2.4%
Aerospace & Defense	2.2%
Multi-line Insurance	2.2%
Railroads	2.1%
IT Consulting & Other Services	2.0%
Research & Consulting Services	1.8%
Building Products	1.7%
Food Retail	1.7%
Household Products	1.7%
Semiconductors	1.6%
Integrated Oil & Gas	1.5%
Multi-Sector Holdings	1.4%
Personal Products	1.3%
Broadcasting	1.2%
Diversified Support Services	1.2%
Industrial Machinery	1.2%
Integrated Telecommunication Services	1.2%
Security & Alarm Services	1.2%
Automobile Manufacturers	1.1%
Diversified Capital Markets	1.1%
Airport Services	1.0%
Thrifts & Mortgage Finance	1.0%
Water Utilities	1.0%
Other Industries (each less than 1%)	19.2%

91.5%

Percentages are based upon common, preferred and real estate investment trusts stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	17

ICON International Equity Fund

Average Annual Total Return

as of September 30, 2015

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON International Equity Fund - Class S	2/18/97	-3.15%	-0.81%	1.44%	4.77%	1.41%	1.41%
ICON International Equity Fund - Class C	2/19/04	-4.20%	-1.89%	0.27%	1.90%	2.82%	2.56%
ICON International Equity Fund - Class A	5/31/06	-3.52%	-1.17%	N/A	-1.02%	2.12%	1.81%
ICON International Equity Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-9.06%	-2.33%	N/A	-1.65%	2.12%	1.81%
MSCI ACWI ex-U.S.		-11.78%	2.27%	3.49%	4.53%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Fund’s name and investment strategy changed effective January 29, 2004. The Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

18	MANAGEMENT OVERVIEW

ICON International Equity Fund

Value of a $10,000 Investment

through September 30, 2015

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the International Equity Fund’s Class S shares on the Class’ inception date of 2/18/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund’s name and investment strategy changed effective January 29, 2004. The Fund’s past performance would have been different if the current strategy had been in effect. Performance for the International Equity Fund’s other share classes will vary due to differences in charges and expenses. The International Equity Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	19

ICON INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

Shares or Principal Amount		Value

Common Stocks (89.0%)
Advertising (2.4%)
19,500	CyberAgent, Inc.*(a)	$762,814
50,000	WPP PLC*	1,040,950

		1,803,764
Aerospace & Defense (2.2%)
5,400	Airbus Group SE*	319,788
87,000	BAE Systems PLC*	589,738
40,000	Meggitt PLC*	288,565
19,000	Zodiac Aerospace*	436,244

		1,634,335
Airlines (2.4%)
69,300	Air Canada†**	557,204
6,900	American Airlines Group, Inc.**	267,927
37,150	Deutsche Lufthansa AG*†	517,157
11,500	Southwest Airlines Co.**	437,460

		1,779,748
Airport Services (1.0%)
11,500	Fraport AG Frankfurt Airport Services Worldwide*	711,078

Alternative Carriers (0.4%)
63,000	TalkTalk Telecom Group PLC*(a)	299,997

Application Software (0.8%)
9,200	SAP SE*	596,010

Asset Management & Custody Banks (0.7%)
18,000	Deutsche Beteiligungs AG*	501,303

Auto Parts & Equipment (2.4%)
4,900	Linamar Corp.**	256,842
12,000	Magna International, Inc.**	575,586
33,000	Martinrea International, Inc.**	261,132
11,300	Montupet*	666,163

		1,759,723

Shares or Principal Amount		Value
Automobile Manufacturers (1.1%)
7,800	Daimler AG*	$567,864
50,258	Tata Motors, Ltd.*†	228,161

		796,025
Brewers (0.9%)
18,200	Royal Unibrew AS*	681,433

Broadcasting (1.2%)
26,000	Mediaset Espana Comunicacion S.A.*	284,230
12,300	ProSiebenSat.1 Media SE*	603,753

		887,983
Building Products (1.7%)
16,000	Assa Abloy AB*	286,972
6,800	Rockwool International AS, Class B*	969,273

		1,256,245
Cable & Satellite (3.1%)
11,400	Eutelsat Communications S.A.*	349,650
5,138	Naspers, Ltd., Class N*	643,930
7,300	Numericable-SFR SAS*†	337,948
44,000	Quebecor, Inc., Class B**	963,087

		2,294,615
Commodity Chemicals (0.9%)
49,000	Asahi Kasei Corp.*	345,521
72,000	Tosoh Corp.*(a)	346,506

		692,027
Communications Equipment (0.6%)
43,000	ADVA Optical Networking SE†**	460,157

Construction Materials (0.7%)
4,200	HeidelbergCement AG*	288,422
4,630	LafargeHolcim, Ltd.**	241,191

		529,613
Data Processing & Outsourced Services (3.3%)
169,000	Optimal Payments PLC*†	828,701

20	SCHEDULE OF INVESTMENTS

Shares or Principal Amount		Value
33,500	Wirecard AG*	$1,604,051

		2,432,752
Distillers & Vintners (0.5%)
15,000	Diageo PLC*	403,003

Diversified Banks (4.3%)
86,000	Axis Bank, Ltd.*	655,029
42,900	Commerzbank AG*†	453,100
21,000	DnB ASA*	273,302
57,000	HDFC Bank, Ltd.*	932,027
250,000	Lloyds Banking Group PLC*	284,615
26,000	Nordea Bank AB*	290,069
27,000	Skandinaviska Enskilda Banken AB*	288,771

		3,176,913
Diversified Capital Markets (1.1%)
23,200	Close Brothers Group PLC*	524,757
12,000	Deutsche Bank AG*	323,846

		848,603
Diversified Real Estate Activities (0.8%)
5,800	Daito Trust Construction Co., Ltd.*	589,308

Diversified Support Services (1.2%)
38,000	Babcock International Group PLC*	525,700
6,600	Cewe Stiftung & Co. KGAA*	367,163

		892,863
Electric Utilities (0.4%)
146,000	Power Grid Corp. of India, Ltd.*	295,931

Electronic Components (0.4%)
20,600	Japan Aviation Electronics Industry, Ltd.*	309,417

Electronic Equipment & Instruments (2.9%)
5,157	Ingenico Group*	623,153
14,240	Isra Vision AG*	796,637
28,595	Jenoptik AG*	406,531
11,400	Spectris PLC*	291,678

		2,117,999
Fertilizers & Agricultural Chemicals (0.3%)
220,000	Gujarat State Fertilizers & Chemicals, Ltd.*	236,932

Shares or Principal Amount		Value
Food Retail (1.7%)
7,000	Casino Guichard Perrachon S.A.*	$372,784
10,700	Kesko Oyj, Class B*	379,003
385,000	Sonae SGPS S.A.*	474,806

		1,226,593
Gas Utilities (0.5%)
12,000	Korea Gas Corp.*	403,014

Health Care Equipment (0.8%)
32,000	GN Store Nord AS*	574,872

Household Products (1.1%)
640	LG Household & Health Care, Ltd.*	463,161
16,000	Pigeon Corp.**	371,175

		834,336
Hypermarkets & Super Centers (0.9%)
11,500	Carrefour S.A.**	339,756
200,000	Robinsons Retail Holdings, Inc.*	312,837

		652,593
Industrial Conglomerates (2.5%)
3,198	Daetwyler Holding AG*(a)	434,128
25,000	Indus Holding AG*	1,118,574
3,650	Siemens AG*	326,080

		1,878,782
Industrial Machinery (1.2%)
1,400,000	EVA Precision Industrial Holdings, Ltd.*	276,484
8,000	GEA Group AG*	305,043
5,500	NKT Holding AS*	290,380

		871,907
Integrated Oil & Gas (1.5%)
73,300	BP PLC**	370,354
15,500	Royal Dutch Shell PLC, Class B**	366,486
8,200	Total S.A.**	368,340

		1,105,180
Integrated Telecommunication Services (1.2%)
20,300	Deutsche Telekom AG*	361,370
28,000	Telenor ASA*(a)	523,224

		884,594

SCHEDULE OF INVESTMENTS	21

Shares or Principal Amount		Value
Internet Software & Services (0.8%)
10,100	Alibaba Group Holding, Ltd., ADR†**	$595,597

IT Consulting & Other Services (2.0%)
5,629	Atos SE*	432,680
8,000	CANCOM SE*	278,536
5,000	Cap Gemini S.A.*	446,514
14,000	GFT Technologies SE*	342,230

		1,499,960
Leisure Products (0.9%)
26,000	Amer Sports OYJ*	661,328

Life & Health Insurance (3.3%)
51,000	Aegon N.V.*	292,441
156,000	Legal & General Group PLC*	562,500
10,200	NN Group**	292,003
60,000	Prudential PLC*	1,265,791

		2,412,735
Life Sciences Tools & Services (0.6%)
3,100	Tecan Group AG*	436,490

Multi-line Insurance (2.2%)
4,000	Allianz SE*	628,371
24,400	AXA S.A.*	592,406
14,000	Talanx AG*	419,416

		1,640,193
Multi-Sector Holdings (1.4%)
13,500	Groupe Bruxelles Lambert S.A.*	1,018,764

Multi-Utilities (3.2%)
22,100	Atco, Ltd., Class I**	649,172
31,000	E.ON SE*	266,025
34,900	Engie*	564,699
48,500	National Grid PLC*	675,466
20,000	RWE AG*	227,274

		2,382,636
Oil & Gas Storage & Transportation (0.4%)
7,800	Enbridge, Inc.**	289,614

Packaged Foods & Meats (2.9%)
7,800	Danone*	492,360
14,400	Nestle S.A.*	1,082,961
230	Orion Corp *	183,158
17,000	Saputo, Inc.**	373,249

		2,131,728

Shares or Principal Amount		Value
Paper Packaging (0.7%)
19,300	Smurfit Kappa Group PLC*	$519,981

Personal Products (1.3%)
8,400	Kao Corp.**	378,320
3,400	L’Oreal S.A.*	590,968

		969,288
Pharmaceuticals (4.6%)
2,800	Bayer AG*	359,235
33,000	Cipla, Ltd.*	320,741
5,600	Novartis AG*	514,706
7,000	Novo Nordisk AS, Class B*	377,752
4,000	Roche Holding AG*	1,061,886
7,900	Shire PLC*	540,060
1,500	Valeant Pharmaceuticals International, Inc.†**	267,741

		3,442,121
Railroads (2.1%)
3,600	Canadian Pacific Railway, Ltd.**	516,706
34,000	VTG AG*(a)	1,005,707

		1,522,413
Real Estate Development (0.8%)
145,321	Oberoi Realty, Ltd.*	605,807

Real Estate Operating Companies (0.8%)
6,000	Deutsche EuroShop AG*	269,799
10,200	Vonovia SE*	328,297

		598,096
Reinsurance (0.8%)
2,200	Muenchener Rueckversicherungs Gesellschaft AG*	410,882
2,300	Swiss Re AG*	197,333

		608,215
Research & Consulting Services (1.8%)
6,510	Bertrandt AG*	679,828
8,900	Teleperformance*	675,308

		1,355,136
Security & Alarm Services (1.2%)
21,500	Loomis AB, Class B*	563,516
67,500	Prosegur Cia de Seguridad S.A.*	325,031

		888,547

22	SCHEDULE OF INVESTMENTS

Shares or Principal Amount			Value
Semiconductors (1.6%)
40,100		ARM Holdings PLC*	$576,125
54,905		Infineon Technologies AG*	616,881

			1,193,006
Specialized Finance (0.4%)
95,000		Power Finance Corp., Ltd.*	333,380

Specialty Chemicals (2.6%)
111,640		Borregaard ASA*	672,465
-	(b)	Duk San Neolux Co., Ltd.*†	-	(b)
35,000		Hitachi Chemical Co., Ltd.*(a)	482,904
29,000		Tokyo Ohka Kogyo Co., Ltd.*	768,767

			1,924,136
Thrifts & Mortgage Finance (1.0%)
127,000		Paragon Group of Cos. PLC*	759,803

Tires & Rubber (0.4%)
3,200		Cie Generale des Etablissements Michelin, Class B**	291,132

Trading Companies & Distributors (0.4%)
114,000		SIG PLC*	299,713

Trucking (0.7%)
29,000		TransForce, Inc.**(a)	519,153

Water Utilities (1.0%)
32,700		Pennon Group PLC*	384,633
23,000		United Utilities Group PLC*	322,368

			707,001

Total Common Stocks (Cost $72,099,089)			66,025,621

Shares or Principal Amount		Value
Preferred Stocks (0.9%)
Home Improvement Retail (0.3%)
2,740	Hornbach Holding AG*	$220,620

Household Products (0.6%)
4,700	Henkel AG & Co. KGaA*	484,078

Total Preferred Stocks (Cost $747,656)		704,698
Real Estate Investment Trusts (1.6%)
14,300	Klepierre, REIT*	648,109
173,000	Charter Hall Group, REIT*	531,191

Total Real Estate Investment Trusts (Cost $1,278,562)		1,179,300
Collateral for Securities on Loan (5.1%)
3,785,339	State Street Navigator Prime Portfolio, 0.20%	3,785,339

Total Collateral for Securities on Loan (Cost $3,785,339)		3,785,339
Short-Term Investments (15.1%)
$11,214,677	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/15	11,214,677

Total Short-Term Investments (Cost $11,214,677)		11,214,677
Total Investments 111.7% (Cost $89,125,323)		82,909,635
Liabilities Less Other Assets (11.7)%		(8,684,407)

Net Assets 100.0%		$74,225,228

The accompanying notes are an integral part of the financial statements.

*	The value of foreign securities fair valued (Note 2) as of September 30, 2015 was 78.0% of net assets.

†	Non-income producing security.

**	This security is considered a Level 1 security. See Note 2 for further details.

(a)	All or a portion of the security was on loan as of September 30, 2015.

(b)	Value is less than 1.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

SCHEDULE OF INVESTMENTS	23

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2015

	ICON Emerging Markets Fund	ICON International Equity Fund
Assets
Investments, at cost	$18,408,419	$89,125,323

Investments, at value†	17,413,734	82,909,635
Foreign currency, at value(a)	15,757	43,958
Receivables:
Fund shares sold	49,295	93,574
Expense reimbursements due from Adviser	36,492	12,169
Dividends	6,551	52,637
Foreign tax reclaims	2,661	65,734
Other assets	9,455	21,774

Total Assets	17,533,945	83,199,481

Liabilities
Payables:
Fund shares redeemed	21,007	36,208
Advisory fees	14,540	61,556
Transfer agent fees	5,361	11,669
Fund accounting fees	784	3,478
Administration fees	726	3,077
Accrued distribution fees	623	3,527
Trustee fees	455	3,313
Capital gains tax	454	-
Investments purchased	-	5,006,685
Payable for collateral received on securities loaned	-	3,785,339
Accrued expenses	40,616	59,401

Total Liabilities	84,566	8,974,253

Net Assets - all share classes	$17,449,379	$74,225,228

Net Assets - Class S	$16,122,801	$67,200,360

Net Assets - Class C	$601,620	$3,299,387

Net Assets - Class A	$724,958	$3,725,481

24	FINANCIAL STATEMENTS

	ICON Emerging Markets Fund	ICON International Equity Fund
Net Assets Consist of
Paid-in capital	$26,190,223	$169,330,116
Accumulated undistributed net investment income/(loss)	(19,769)	(511,973)
Accumulated undistributed net realized gain/(loss)	(7,724,835)	(88,364,836)
Unrealized appreciation/(depreciation)	(996,240)	(6,228,079)

Net Assets	$17,449,379	$74,225,228

Shares outstanding (unlimited shares authorized, no par value)
Class S	1,244,546	5,909,082
Class C	48,893	321,343
Class A	56,144	331,482
Net asset value (offering and redemption price per share)
Class S	$12.95	$11.37
Class C	$12.30	$10.27
Class A	$12.91	$11.24
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$13.69	$11.92

† Includes securities on loan of	$-	$3,656,301

(a) Foreign currency, at cost	$16,305	$44,611

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	25

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2015

	ICON Emerging Markets Fund	ICON International Equity Fund
Investment Income
Interest	$494	$1,143
Dividends	182,308	1,278,051
Income from securities lending, net	-	47,040
Foreign taxes withheld	(17,285)	(129,985)

Total Investment Income	165,517	1,196,249

Expenses
Advisory fees	121,707	845,192
Audit and tax service expense	49,042	51,125
Registration fees:
Class S	16,184	14,011
Class C	10,824	11,055
Class A	10,251	10,810
Transfer agent fees	29,110	81,953
Custody fees	18,983	45,758
Distribution fees:
Class C	5,911	40,707
Class A	1,196	10,002
Administration fees	6,085	42,259
Fund accounting fees	2,866	19,707
Insurance expense	2,253	7,403
Trustee fees and expenses	1,382	11,444
Interest expense	512	409
Other expenses	47,970	97,873

Total expenses before expense reimbursement	324,276	1,289,708
Expense reimbursement by Adviser due to expense limitation agreement	(128,011)	(34,663)

Net Expenses	196,265	1,255,045

Net Investment Income/(Loss)	(30,748)	(58,796)

Net Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	(248,300)	(4,553,855)
Foreign currency	(19,620)	(503,558)
Net realized capital gains tax	-	(106,007)
Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	(787,160)	3,115,720
Net unrealized capital gains tax	(26)	4,052

Net realized and unrealized gain/(loss)	(1,055,106)	(2,043,648)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$(1,085,854)	$(2,102,444)

The accompanying notes are an integral part of the financial statements.

26	FINANCIAL STATEMENTS

(This page is intentionally left blank)

STATEMENTS OF CHANGES IN NET ASSETS

	ICON Emerging Markets Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014
Operations
Net investment income/(loss)	$(30,748)	$(44,580)
Net realized gain/(loss) on investments	(248,300)	2,609,559
Net realized gain/(loss) from foreign currency	(19,620)	(37,546)
Net realized capital gains tax	-	(52,013)
Change in net unrealized appreciation/(depreciation)	(787,186)	(2,391,992)

Net increase/(decrease) in net assets resulting from operations	(1,085,854)	83,428

Dividends and Distributions to Shareholders
Net investment income
Class S	-	(59,304)
Class A	-	(1,490)

Net decrease from dividends and distributions	-	(60,794)

Fund Share Transactions
Shares sold
Class S	20,067,880	6,840,980
Class C	349,016	123,445
Class A	862,982	75,466
Reinvested dividends and distributions
Class S	-	56,463
Class A	-	1,270
Shares repurchased
Class S	(11,885,964)	(27,023,177)
Class C	(468,737)	(198,478)
Class A	(398,743)	(562,635)

Net increase/(decrease) from fund share transactions	8,526,434	(20,686,666)

Total net increase/(decrease) in net assets	7,440,580	(20,664,032)
Net Assets
Beginning of year	10,008,799	30,672,831

End of year	$17,449,379	$10,008,799

28	FINANCIAL STATEMENTS

ICON International Equity Fund
Year Ended September 30, 2015	Year Ended September 30, 2014

$(58,796)	$210,917
(4,553,855)	7,551,567
(503,558)	(271,659)
(106,007)	(35,013)
3,119,772	(11,815,994)

(2,102,444)	(4,360,182)

(71,695)	-
-	-

(71,695)	-

4,506,506	54,955,281
82,616	194,693
1,145,130	353,579

70,812	-
-	-

(15,856,511)	(12,360,031)
(1,251,157)	(1,233,291)
(1,339,594)	(1,312,960)

(12,642,198)	40,597,271

(14,816,337)	36,237,089

89,041,565	52,804,476

$74,225,228	$89,041,565

FINANCIAL STATEMENTS	29

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ICON Emerging Markets Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014
Transactions in Fund Shares
Shares sold
Class S	1,456,599	496,107
Class C	26,591	9,218
Class A	62,831	5,468
Reinvested dividends and distributions
Class S	-	4,198
Class A	-	94
Shares repurchased
Class S	(863,679)	(1,998,939)
Class C	(35,508)	(15,076)
Class A	(28,954)	(41,663)

Net increase/(decrease)	617,880	(1,540,593)

Shares outstanding, beginning of year	731,703	2,272,296

Shares outstanding, end of year	1,349,583	731,703

Accumulated undistributed net investment income/(loss)	$(19,769)	$(18,814)

The accompanying notes are an integral part of the financial statements.

30	FINANCIAL STATEMENTS

ICON International Equity Fund
Year Ended September 30, 2015	Year Ended September 30, 2014

382,453	4,258,487
7,381	16,869
94,725	28,338

6,089	-
-	-

(1,317,093)	(986,622)
(114,930)	(107,336)
(114,235)	(106,543)

(1,055,610)	3,103,193

7,617,517	4,514,324

6,561,907	7,617,517

$(511,973)	$71,689

FINANCIAL STATEMENTS	31

FINANCIAL HIGHLIGHTS

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Emerging Markets Fund
Class S
Year ended September 30, 2015	$13.72	$(0.03)	$(0.74)	$(0.77)	$-	$-
Year ended September 30, 2014	13.51	(0.03)	0.27	0.24	(0.03)	-
Year ended September 30, 2013	12.21	0.06	1.33	1.39	(0.09)	-
Year ended September 30, 2012	10.12	0.11	2.02	2.13	(0.04)	-
Year ended September 30, 2011	12.35	0.07	(2.30)	(2.23)	-	-
Class C
Year ended September 30, 2015	13.18	(0.17)	(0.71)	(0.88)	-	-
Year ended September 30, 2014	13.06	(0.11)	0.23	0.12	-	-
Year ended September 30, 2013	11.84	(0.05)	1.28	1.23	(0.01)	-
Year ended September 30, 2012	9.88	0.01	1.95	1.96	-	-
Year ended September 30, 2011	12.17	(0.02)	(2.27)	(2.29)	-	-
Class A
Year ended September 30, 2015	13.71	(0.07)	(0.73)	(0.80)	-	-
Year ended September 30, 2014	13.51	(0.04)	0.27	0.23	(0.03)	-
Year ended September 30, 2013	12.17	0.04	1.33	1.37	(0.03)	-
Year ended September 30, 2012	10.10	0.09	2.00	2.09	(0.02)	-
Year ended September 30, 2011	12.35	0.04	(2.29)	(2.25)	-	-

32	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets			Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits		Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits	Portfolio turnover rate(a)

$-	$12.95	(5.61)%	$16,123	2.44%	1.55%		(1.08)%	(0.19)%	76.12%
(0.03)	13.72	1.78%	8,942	2.11%	1.88	%(d)	(0.42)%	(0.19)%	92.17%
(0.09)	13.51	11.44%	29,053	1.64%	1.64%		0.46%	0.46%	59.98%
(0.04)	12.21	21.16%	37,969	1.50%	1.50%		0.96%	0.96%	71.84%
-	10.12	(18.06)%	55,637	1.59%	1.59%		0.55%	0.55%	71.03%

-	12.30	(6.68)%	601	5.11%	2.55	%(b)	(3.88)%	(1.32)%	76.12%
-	13.18	0.92%	762	4.65%	2.78	%(b)	(2.70)%	(0.83)%	92.17%
(0.01)	13.06	10.44%	832	3.76%	2.56	%(b)	(1.63)%	(0.43)%	59.98%
-	11.84	19.84%	869	3.91%	2.55	%(b)	(1.28)%	0.08%	71.84%
-	9.88	(18.82)%	792	4.40%	2.55	%(b)	(2.02)%	(0.17)%	71.03%

-	12.91	(5.84)%	725	4.75%	1.80	%(b)	(3.44)%	(0.49)%	76.12%
(0.03)	13.71	1.68%	305	4.32%	1.95	%(b)	(2.65)%	(0.28)%	92.17%
(0.03)	13.51	11.29%	789	2.97%	1.81	%(b)	(0.82)%	0.34%	59.98%
(0.02)	12.17	20.73%	690	2.88%	1.80	%(b)	(0.31)%	0.77%	71.84%
-	10.10	(18.22)%	768	3.05%	1.81	%(b)	(0.97)%	0.27%	71.03%

FINANCIAL HIGHLIGHTS	33

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON International Equity Fund
Class S**
Year ended September 30, 2015	$11.75	$- (c)	$(0.37)	$(0.37)	$(0.01)	$-
Year ended September 30, 2014	11.81	0.06	(0.12)	(0.06)	-	-
Year ended September 30, 2013	11.05	0.07	0.74	0.81	- (c)	(0.05)
Year ended September 30, 2012	9.22	0.16	1.78	1.94	(0.11)	-
Year ended September 30, 2011	12.11	0.14	(2.95)	(2.81)	(0.08)	-
Class C
Year ended September 30, 2015	10.72	(0.12)	(0.33)	(0.45)	-	-
Year ended September 30, 2014	10.89	(0.08)	(0.09)	(0.17)	-	-
Year ended September 30, 2013	10.26	(0.04)	0.67	0.63	-	-
Year ended September 30, 2012	8.56	(0.02)	1.72	1.70	-	-
Year ended September 30, 2011	11.30	- (c)	(2.74)	(2.74)	-	-
Class A***
Year ended September 30, 2015	11.65	(0.04)	(0.37)	(0.41)	-	-
Year ended September 30, 2014	11.75	- (c)	(0.10)	(0.10)	-	-
Year ended September 30, 2013	10.99	0.04	0.73	0.77	- (c)	(0.01)
Year ended September 30, 2012	9.16	0.11	1.77	1.88	(0.05)	-
Year ended September 30, 2011	12.04	0.10	(2.94)	(2.84)	(0.04)	-

(x)	Calculated using the average shares method.
*	The total return calculation is for the period indicated and excludes any sales charges.
**	Class S shares were formerly named Class Z shares prior to January 23, 2012.
***	Class I shares merged into Class A on January 23, 2012. The results of each class prior to the merger may have been different than what is presented.
(a)	Portfolio turnover is calculated at the Fund level and is not annualized for periods less than a year.
(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense.
(c)	Amount less than $0.005.
(d)	Effective May, 5, 2014, Class S’s operating expenses, not including interest expense, were contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense.
(e)	Percentage less than 0.005%.

The accompanying notes are an integral part of the financial statements.

34	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets		Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits(b)	Before expense limitation/ recoupment and transfer agent earnings credits		After expense limitation/ recoupment and transfer agent earnings credits		Portfolio turnover rate(a)

$(0.01)	$11.37	(3.15)%	$67,201	1.41%	1.41%	-	%(e)	-	%(e)	204.10%
-	11.75	(0.51)%	80,356	1.41%	1.41%	0.44%		0.44%		192.93%
(0.05)	11.81	7.33%	42,105	1.45%	1.45%	0.65%		0.65%		137.83%
(0.11)	11.05	21.19%	56,152	1.39%	1.39%	1.47%		1.47%		121.82%
(0.08)	9.22	(23.38)%	6,826	1.45%	1.45%	1.12%		1.12%		91.46%

-	10.27	(4.20)%	3,299	2.96%	2.55%	(1.56)%		(1.15)%		204.10%
-	10.72	(1.56)%	4,597	2.82%	2.56%	(0.99)%		(0.73)%		192.93%
-	10.89	6.14%	5,657	2.77%	2.56%	(0.63)%		(0.42)%		137.83%
-	10.26	19.86%	6,773	2.72%	2.55%	(0.41)%		(0.24)%		121.82%
-	8.56	(24.25)%	8,050	2.64%	2.55%	(0.11)%		(0.02)%		91.46%

-	11.24	(3.52)%	3,725	2.25%	1.80%	(0.77)%		(0.32)%		204.10%
-	11.65	(0.85)%	4,089	2.12%	1.81%	(0.27)%		0.04%		192.93%
(0.01)	11.75	7.03%	5,043	2.19%	1.81%	(0.06)%		0.32%		137.83%
(0.05)	10.99	20.61%	6,309	2.01%	1.80%	0.85%		1.06%		121.82%
(0.04)	9.16	(23.65)%	2,640	2.03%	1.80%	0.56%		0.79%		91.46%

FINANCIAL HIGHLIGHTS	35

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

1.  Organization

The ICON Emerging Markets Fund (“Emerging Markets Fund”) and ICON International Equity Fund (“International Equity Fund”) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Each Fund offers three classes of shares: Class S, Class C and Class A. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently fifteen other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds primarily invest in foreign securities; the Emerging Markets Fund primarily invests in securities of issuers whose principal activities are in emerging market, or are economically tied to an emerging market country. The International Equity Fund primarily invests in foreign equity securities. Foreign equity securities refer to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside the United States. The investment objective of each Fund is to provide long-term capital appreciation.

The Funds, like all investments in securities, have elements of risk, including risk of loss of principal. There is no assurance that the Funds will achieve their investment objectives and may underperform funds with similar investment objectives. An investment concentrated in sectors and industries involves greater risk and volatility than a more diversified investment. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of less government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general,

36	NOTES TO FINANCIAL STATEMENTS

there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small-and mid-cap investing, including limited product lines, less liquidity, and small market share. Securities of emerging or developing market companies may be less liquid and more volatile than securities in countries with more mature markets.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be remote.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued at the closing price as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Standard Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the New York Stock Exchange is open for trading.

The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service’s valuation is considered inaccurate or does not in the Funds’ judgment reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are

NOTES TO FINANCIAL STATEMENTS	37

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

valued at fair value as determined in good faith by the Funds’ Board of Trustees (“Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the market with the most volume. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued using the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities are valued in accordance with the valuation policy of such fund.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

38	NOTES TO FINANCIAL STATEMENTS

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 — significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2015:

	Level 1	Level 2	Level 3	Total
ICON Emerging Markets Fund*
Assets
Common Stocks
India	$-	$3,760,026	$-	$3,760,026
South Korea	-	3,647,281	-	3,647,281
South Africa	-	1,632,563	-	1,632,563
China	-	1,486,478	-	1,486,478
Hong Kong	-	1,141,211	-	1,141,211
Other Countries	753,687	2,321,299	-	3,074,986
Preferred Stock	91,944	-	-	91,944
Short-Term Investments	-	2,579,245	-	2,579,245

Total	$845,631	$16,568,103	$-	$17,413,734

NOTES TO FINANCIAL STATEMENTS	39

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	Level 1	Level 2	Level 3	Total
ICON International Equity Fund*
Assets
Common Stocks
Germany	$460,157	$15,680,463	$-	$16,140,620
United Kingdom	736,840	9,095,402	-	9,832,242
France	999,228	6,900,665	-	7,899,893
Canada	4,961,745	-	-	4,961,745
Japan	749,495	3,605,237	-	4,354,732
Switzerland	241,191	3,727,504	-	3,968,695
Other Countries	1,860,728	17,006,966	-	18,867,694
Preferred Stocks	-	704,698	-	704,698
Real Estate Investment Trusts	-	1,179,300	-	1,179,300
Collateral for Securities on Loan	-	3,785,339	-	3,785,339
Short-Term Investments	-	11,214,677	-	11,214,677

Total	$10,009,384	$72,900,251	$-	$82,909,635

*	Please refer to the Schedule of Investments and the Sector/Industry Classification and Country Composition tables for additional security details.

There were no significant Level 3 securities held in any of the Funds at September 30, 2015.

For the ICON Emerging Markets Fund, there was no transfer activity between Level 1 and Level 2 for the year ended September 30, 2015.

For the ICON International Equity Fund, common stocks valued at $370,354 were transferred from Level 2 to Level 1 during the year ended September 30, 2015. At September 30, 2014, these securities were valued using quoted market prices in active markets with fair value adjustment factors; at September 30, 2015, these securities were valued using quoted market prices in active markets without using fair value adjustment factors.

The end of year timing recognition is used for the transfers between levels of the Fund’s assets and liabilities.

40	NOTES TO FINANCIAL STATEMENTS

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2015 for the Emerging Markets Fund and the International Equity Fund, is as follows:

Common Stocks Hong Kong
ICON Emerging Markets Fund
Beginning balance 9/30/14	$0 *
Purchases	-
Sales	(28,220)
Accrued discounts/(premiums)	-
Total realized gains/(losses)	(673,960)
Total change in unrealized appreciation/(depreciation)	702,180
Transfers in to Level 3	-
Transfers out of Level 3	-

Ending balance 9/30/15	$0

Net change in unrealized appreciation/(depreciation) on investments held at 9/30/15	$-

ICON International Equity Fund
Beginning balance 9/30/14	$0 *
Purchases	-
Sales	(73,892)
Accrued discounts/(premiums)	-
Total realized gains/(losses)	(1,651,917)
Total change in unrealized appreciation/(depreciation)	1,725,809
Transfers in to Level 3	-
Transfers out of Level 3	-

Ending balance 9/30/15	$0

Net change in unrealized appreciation/(depreciation) on investments held at 9/30/15	$-

*	Chaoda Modern Agriculture Holdings, Ltd. was illiquid and valued with a zero market value for the year ended September 30, 2014.

Net realized gain/(loss) and net change in unrealized appreciation/depreciation is reflected on the Statement of Operations.

Fund Share Valuation

Fund shares are sold and redeemed on a daily basis at net asset value. Net asset value per share is determined daily as of the close of trading on the NYSE on each day the NYSE is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

NOTES TO FINANCIAL STATEMENTS	41

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

Forward Foreign Currency Contracts

The Funds may enter into short-term forward foreign currency contracts. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The Funds use forward foreign currency contracts to manage foreign currency exposure with respect to transactional hedging, positional hedging, cross hedging and proxy hedging.

These contracts involve market risk and do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. The Funds could be exposed to risk if the value of the currency changes unfavorably. Additionally, the Funds could be exposed to counterparty risk if the counterparties are unable to meet the terms of the contracts.

These contracts are marked-to-market daily. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included on the Statement of Operations. At September 30, 2015 and for the year then ended, the Emerging Markets Fund and International Equity Fund had no outstanding forward foreign currency contracts.

42	NOTES TO FINANCIAL STATEMENTS

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to certain approved brokers, dealers and other financial institutions to earn additional income. The Funds retain certain benefits of owning the securities, including receipt of dividends or interest generated by the security, but give up other rights including the right to vote proxies. The Funds retain the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that generally exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day.

Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral, there may be a potential loss to the Funds. Some of these losses may be indemnified by the lending agent.

The Funds have elected to invest the cash collateral in the State Street Navigator Prime Portfolio which is disclosed on the Schedule of Investments. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned by the Funds for the year ended September 30, 2015, is included in the Statement of Operations.

For the year ended September 30, 2015, the following Fund had securities with the following values on loan:

Fund	Loaned Securities	Collateral
ICON International Equity Fund	$3,656,301	$3,785,339

Income Taxes, Dividends, and Distributions

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS	43

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute income and net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforward. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past three years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities purchased are accreted or amortized to income over the life of the respective securities.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

44	NOTES TO FINANCIAL STATEMENTS

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

Below are the class level expenses that are included on the Statement of Operations:

Fund	Legal Expense	Printing And Postage Expense	Transfer Agent Expense
ICON Emerging Markets Fund
Class S	$1,160	$12,281	$26,446
Class C	61	335	1,427
Class A	52	543	1,237
ICON International Equity Fund
Class S	8,852	18,670	56,171
Class C	466	3,427	12,805
Class A	470	4,154	12,977

3.  Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 1.00% of each Fund’s average daily net assets.

ICON Advisers has contractually agreed to limit the Funds’ operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that the Funds’ expenses do not exceed the following amounts:

Fund	Class S	Class C	Class A
ICON Emerging Markets Fund	1.55%	2.55%	1.80%
ICON International Equity Fund	1.55%	2.55%	1.80%

NOTES TO FINANCIAL STATEMENTS	45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Funds’ expense limitations will continue in effect until at least January 31, 2021 for Class A, Class C and International Equity Fund Class S. Effective May 5, 2014, ICON Advisers contractually agreed to limit the total expenses of the Emerging Markets Fund Class S shares to an annual rate of 1.55% in effect until at least January 31, 2016. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

As of September 30, 2015 the following amounts were available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	2016	2017	2018
ICON Emerging Markets Fund	$18,421	$62,550	$128,011
ICON International Equity Fund	33,867	29,665	34,663

Accounting, Custody and Transfer Agent Fees

State Street Bank and Trust Company (“State Street”) serves as the fund accounting agent for the Funds. For its services, the Trust pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays a per account fee, plus certain other transaction Cusip charges and out-of-pocket expenses. BFDS may pay each Fund transfer agent earnings credits. Transfer agent earnings credits are credits received for interest which results from overnight balances used by BFDS for clearing shareholder transactions.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2

46	NOTES TO FINANCIAL STATEMENTS

billion of average daily net assets and 0.030% on average daily net assets over $5 billion. For the year ended September 30, 2015, each Fund’s payment for administrative services to ICON Advisers is included on the Statement of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

ICON Advisers has a sub-administration agreement with State Street under which State Street assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

Distribution Fees

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares and for other shareholder services. Under the 12b-1 Plan, Class A shareholders pay an annual distribution and service fee of 0.25% of average daily net assets. The Class C shareholders pay an annual distribution and service fee of 1.00% of average daily net assets. There is no annual distribution and service fee for Class S shares. The total amount paid under the 12b-1 plans by the Funds, if any, is shown on the Statement of Operations.

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The Trust paid 95% of the CCO’s salary and the remaining portion is paid by ICON Advisers. For the year ended September 30, 2015, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statement of Operations.

The Fund may reimburse ICON Advisers for legal work performed for the Fund by its attorneys outside of the advisory and administration contracts. The Board of Trustees reviews and approves such reimbursements. For the

NOTES TO FINANCIAL STATEMENTS	47

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

year ended September 30, 2015, the total related amounts paid by the Funds under this arrangement was $4,588 and is included in Other Expenses on the Statement of Operations.

4.  Borrowings

The Trust has entered into a Line of Credit agreement/arrangement with State Street to provide temporary funding for redemption requests. Effective March 21, 2015, the maximum borrowing limit was changed from $150 million to $75 million. Interest on domestic borrowings is charged at a rate quoted and determined by State Street. The average interest rate charged for the year ended September 30, 2015 was 1.37%.

For the year ended September 30, 2015, the average outstanding loan by Fund was as follows:

Fund	Average Borrowing (10/1/14-9/30/15)
ICON Emerging Markets Fund*	$36,324
ICON International Equity Fund*	29,651

*	There were no outstanding loans at September 30, 2015.

5.  Purchases and Sales of Investment Securities

For the year ended September 30, 2015, the aggregate cost of purchases and proceeds from sales of securities (excluding short-term securities) was as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ICON Emerging Markets Fund	$15,737,371	$7,871,338
ICON International Equity Fund	157,337,460	177,341,280

6.  Federal Income Tax

The following information is presented on an income tax basis. Differences between U.S. GAAP and federal income tax purposes that are permanent in nature are reclassified within the capital accounts. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds. These differences are due to differing treatments for items such as passive foreign investment companies, foreign currency transactions, and net investment losses.

48	NOTES TO FINANCIAL STATEMENTS

For the year ended September 30, 2015 the following Funds had capital loss carryforwards:

Fund	Amounts	Expires
ICON Emerging Markets Fund	$7,143,674	2017
	332,861	Unlimited
ICON International Equity Fund	53,195,839	2017
	27,012,993	2018
	4,334,930	Unlimited

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital losses will expire unused.

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2015, were as follows:

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Return of Capital	Total Distributions Paid
ICON International Equity Fund	$71,689	$-	$71,689

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2014, were as follows:

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Return of Capital	Total Distributions Paid
ICON Emerging Markets Fund	$60,794	$-	$60,794

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Late Year Loss Deferral**	Capital Loss Carryover	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
ICON Emerging Markets Fund	$-	$(249,486)	$(7,476,535)	$(1,014,823)	$(8,740,844)
ICON International Equity Fund	-	(4,317,244)	(84,543,762)	(6,243,882)	(95,104,888)

*	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to investments in passive foreign investment companies.

NOTES TO FINANCIAL STATEMENTS	49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

**	The Funds have elected to defer certain qualified late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year.

As of September 30, 2015, cost on investments for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

		Unrealized	Unrealized	Net Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)
ICON Emerging Markets Fund	$18,427,002	$741,523	$(1,754,791)	$(1,013,268)
ICON International Equity Fund	89,142,511	1,274,109	(7,506,985)	(6,232,876)

7.  Subsequent Events

Management has evaluated the possibility of subsequent events and determined that there are no material events that would require adjustment to or disclosure in the Funds’ financial statements.

50	NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the ICON Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Emerging Markets Fund and ICON International Equity Fund (two of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Kansas City, Missouri

November 18, 2015

REPORT OF ACCOUNTING FIRM	51

SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE

SEPTEMBER 30, 2015 (UNAUDITED)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/01/15 – 9/30/15).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads),

52	EXPENSE EXAMPLE

redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expense Paid During Period 4/1/15 - 9/30/15*	Annualized Expense Ratio 4/1/15 - 9/30/15*
Actual Expenses
ICON Emerging Markets Fund
Class S	$1,000	$923.00	$7.52	1.56%
Class C	1,000	917.90	12.31	2.56%
Class A	1,000	921.50	8.72	1.81%
ICON International Equity Fund
Class S	1,000	938.10	7.14	1.47%
Class C	1,000	932.80	12.36	2.55%
Class A	1,000	936.70	8.74	1.80%
Hypothetical (assuming a 5% return before expenses)
ICON Emerging Markets Fund
Class S	1,000	1,017.25	7.89
Class C	1,000	1,012.23	12.91
Class A	1,000	1,015.99	9.15
ICON International Equity Fund
Class S	1,000	1,017.70	7.44
Class C	1,000	1,012.28	12.86
Class A	1,000	1,016.04	9.10

*	Expenses are equal to the Fund’s six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

EXPENSE EXAMPLE	53

BOARD OF TRUSTEES AND FUND OFFICERS (UNAUDITED)

The ICON Funds Board of Trustees (“Board”) consists of four Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 64, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as Chief Executive Officer (2013 to present); and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) and President (2008 to 2013 and 2014 to present) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 65. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to present), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present) and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California, an insurance company (2013 to present and 2006 to 2012), Delta Dental of Pennsylvania, an insurance company (1998 to 2009 and 2010 to present), Dentegra Group, Inc, an insurance holding company (2010 to 2014) and Delta Reinsurance Corporation (2000 to 2009 and 2011 to 2014). Mr. Bergert was a Director of Herre Bros, Inc., a contracting company (1998 to 2011).

54	TRUSTEES AND OFFICERS

John C. Pomeroy, Jr., 68. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 67. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 64, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as Chief Executive Officer (2013 to present); President (1998 to 2013 and 2014 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Donald Salcito, 62. Mr. Salcito serves as Vice President and Secretary of the Funds (November 15, 2006 to present). Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel of IDI (2005 to present). Previously, he was a Partner in various national law firms, practicing in the securities law area. (1980 to 2005).

Carrie M. Schoffman, 42. Ms. Schoffman has been a Vice President and Principal Financial Officer/Treasurer of the Funds since June 2013. Ms. Schoffman is also Chief Compliance Officer (2013 to present and 2004 to 2008) and Anti-Money Laundering Officer (2013 to present) of the ICON Funds. She is Senior Vice President (2011 to present) and Chief Compliance Officer (2013 to present and 2004 to 2011) of ICON Advisers. Previously, she was a Staff Accountant with the Securities and Exchange Commission (2003 to 2004) and also an Experienced Manager (2001 to 2003) and a Senior Associate/Associate (1996 to 2001) at PricewaterhouseCoopers LLP.

TRUSTEES AND OFFICERS	55

Lesley Caviness, 49. Ms. Caviness serves as Assistant Treasurer of the Funds (2014 to present). She has worked at ICON (2007-2008 and 2010-present) in fund accounting, compliance, business intelligence and performance capacities. Prior to working at ICON, Ms. Caviness was a Real Estate Broker at Seasons Real Estate Group (2008-2012) and Signature Real Estate (2014-present), Finance Manager at Navigant (2000-2007), and Associate/Senior Associate (1996 to 2000) at PricewaterhouseCoopers LLP.

56	TRUSTEES AND OFFICERS

OTHER INFORMATION (UNAUDITED)

Renewal of Investment Advisory Agreement

On August 10, 2015, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2015.

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Trustees requested, was provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector Funds, the International Funds and ICON Fund) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds — Bond, Risk-Managed Balanced, Equity Income, Opportunities and Long/Short Funds) (collectively, the “Advisory Agreements”), for an additional one-year term commencing October 1, 2015. The Trustees agreed that consideration of the Advisory Agreements should also include consideration of other agreements between the Adviser and the Trust that impact provisions of the Advisory Agreements, including expense limitation agreement as amended effective September 25, 2015.

The Trustees were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Advisory Agreements, Administrative Services Agreement and Expense Limitation Agreement and the Distribution Agreement with ICON Distributors, Inc. (“IDI”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data obtained from Strategic Insight (“SI”) related to Fund performance and Fund expenses (the “SI Report”). The data also included an analysis of the management style to be applied and the style applied to the Funds’ ratings of the Funds’ performance in their management style on the AthenaInvest system (the “AthenaInvest Data”) and a presentation on the Adviser’s investment model.

The Board convened a meeting with SI on July 29, 2015 to discuss the SI Report and the information contained within the SI Report. Avi Nachmany, Co-Founder and Director of Research of SI and Kevin Shine, Senior Managing Director, U.S. Research & Advisory of SI, discussed the findings of the SI Report with the independent directors. Management personnel participated

OTHER INFORMATION	57

in the SI meeting convened to discuss the data for and with the Board. At the meeting, SI discussed its methodology, peer selection and the difficulty with some sector funds, expenses and fees, and performance relative to the respective Fund’s peers. SI also discussed the Funds size and how a respective Fund’s size would affect economies of scale, in particular, operating expenses.

Also included in the 15(c) discussion was a briefing on factors affecting the ICON investment model; expenses and expense ratios of each Fund and other ICON managed products; relative performance of each Fund; status of expense reimbursements to the Funds by the Adviser; sales and marketing initiatives; specific business factors affecting IDI; the work load on ICON as adviser and administrator to the Funds; current profitability of ICON; staffing levels and staff morale.

The Independent Trustees were represented by independent legal counsel in this process. In August 2015, after participating in the meeting with SI and management, the Independent met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information concerning the AthenaInvest rankings and other issue raised in the SI meeting. In addition, the Board received materials from legal counsel discussing the legal standards applicable to their consideration of the ICON-Trust agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

During the discussion, the SI Report and the AthenaInvest Data were discussed and management personnel showed performance for each fund and discussed the factors affecting performance. The Board inquired from SI whether there was any correlation between fund expenses and performance, and SI saw no correlation with the ICON Funds. During the discussion on

58	OTHER INFORMATION

performance, management personnel noted that from a strategy (Athena) perspective, 2014 was very difficult for active managers. Behaviors that historically have been rewarded and led to high strategy consistency ratings were not rewarded in 2014. Those behaviors include willingness to look different from an index, concentration of securities, conviction in securities selections, and holding stocks similar to other managers in a stated strategy. Causing further frustration in 2014, many stock and industry moves were not based on value, as ICON measures it. Something changed entering 2015. Behaviors that have been associated with superior performance in the past have been rewarded in the first part of 2015. Industry and sector selection have been better contributors to performance the first half of 2015 meaning that, more than last year, sector and industry tilts have been rewarded. ICON measures how sector indexes are in correlation with the S&P 1500 and 600 Indexes on a trailing 13-week basis. In 2015, the correlations have dropped, indicating sector differences in performance. Along with the decreasing correlations, sector returns have changed from 2014. Utilities was #1 in 2014, but is the worst at #10 for 2015. Consumer Discretionary has swung from #6 in 2014 to #2 the first half of 2015. In summary, value has been useful in rotating and capturing the industry and sector leadership of 2015.

In addition, in 2014 large cap stocks beat small cap stocks. As indexes are market capitalization weighted, index huggers did well in 2014. For the first six months of 2015, S&P 500 Index gained 1.56% whereas the S&P Small Cap 600 Index beat it, gaining 4.15%. In this market setting the ICON Funds did well across the Fund family: sector funds, diversified funds and international funds.

The Trustees noted that Advisers’ performance relative to other valuation managers as judged by the AthenaInvest system is above the medium. SI also noted that from a performance point of view, the Funds in the SI Report are compared using the Morningstar data, and there is no Morningstar category for “all cap” funds, but all ICON Funds are improving.

The Board addressed style consistency with the Adviser. Management advised that, based on the Adviser’s own analysis, and with the restructuring of the Adviser, the Adviser has continued an additional level of review on the Portfolio Managers (“PMs”) to make sure they are adhering to the ICON System; the Senior Vice President of Fund Management has been systematically tracking the Funds’ performance; he evaluates each of the ICON Funds to help ensure all PMs are investing consistently and in accordance with the ICON System by evaluating the Funds from an attribution perspective in monthly meetings.

OTHER INFORMATION	59

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board concluded:

A.  That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by efforts to address and improve the performance record of each Fund when compared with the performance records of a peer group of comparable funds and markets in general;

B.  That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory, the Adviser’s performance is competitive with other fund managers in the value style group, and the Adviser has applied a disciplined approach in the style specified in the Funds’ offering document;

C.  That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and methodology;

D.  That the Board, after considering compliance reports and compliance initiatives undertaken during the year and conducting individual interviews with selected PMs, is satisfied with the research and portfolio management, that research and portfolio management is being constantly evaluated and improved upon; and that the PMs are evaluating trading services systematically, the Board concluded that the Adviser is providing the Funds with professional management of the nature, quality and scope required by the Funds; and

E.  The risks assumed by ICON in providing investment advisory services to each Fund, including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust, is made with the recognition that shareholders may redeem their shares at any time without notice and the Trust’s advisory relationship with ICON may be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fees paid to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the SI Report, financial statements of the Adviser and an analysis of the profitability of the Adviser, and its affiliates, and their relationship with each Fund over various time periods. Such

60	OTHER INFORMATION

analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates and a comparison of similar data from reports filed by publicly traded firms.

The Board assessed actual (net) fees for advisory services and Fund expense ratios under the contractual relationship (the Advisory agreements and the Expense Limitation Agreements) with the Adviser as opposed to the fees specified in the applicable Advisory Agreement and expense ratios without application of the expense limitations and concluded that the focus should be on actual expense ratios after application of the Expense Limitation Agreements.

The Board considered the current and anticipated asset levels of each Fund and the contractual commitments of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. In this regard the Board discussed asset levels in each Fund covered by the Advisory Agreements. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds, and services provided to the Funds, is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing on the fairness of fee arrangements, the Board considered the SI Report. It was noted that SI was selected at the May Board meeting to prepare its report, an extensive analysis of the expense data of other comparable funds; and that Trustee input was solicited and provided in the process. Among other information discussed, it was noted that:

A.  the advisory fee structures of the Funds are within the range of funds considered in the comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B.  ICON has contractually agreed to impose expense limitations on each and every Fund at a cost to ICON;

OTHER INFORMATION	61

C.  ICON has contractually committed to break points in its fees so that economies of scale could be realized as a Fund grows in assets, for the benefit of Fund shareholders.

The Board also considered the fees charged by the Adviser to other advisory clients as outlined in its Registration Application on Form ADV in connection with assessing data bearing on the fairness of fee arrangements. The Trustees noted that certain ICON institutional/sub-advised type accounts have lower fees than the fees paid by the Funds for a number of reasons, including but not limited to, those clients call for different commitments of time, institutional clients have low and predictable turnover of assets, in competition joint costs are apportioned among paying customers according to elasticity of demand and the Adviser has a limited level of responsibility in sub-managed accounts, or accounts with an investor agent/advisor.

The Board noted that the Funds’ redemptions were similar to industry averages which showed two things: 1) that the Funds’ Performance was not adversely impacting fund redemptions, and 2) that the fees and costs were competitive when compared to size. The Board noted that there are thousands of mutual funds competing; that investors can search and trade funds on the internet or on platforms at very little or no cost; and that if the Adviser were overcharging for its services, with its performance being what it is, the Board would have expected redemptions in excess of industry norms.

The Board concluded that the Adviser is providing the Funds with professional management at a fair, reasonable and competitive price.

In connection with assessing the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed services provided under the Distribution Agreement and the Administrative Services Agreement which are in addition to services under the Advisory Agreements. It was noted that IDI does not charge a fee to the Funds for its services and that ICON’s fee for administrative services appears to be consistent with such fees in other fund groups. The Board noted that ICON receives research assistance (primarily in the form of data) from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality advisory services; that Trust and Adviser compliance personnel continuously evaluate and report on the soft-dollar arrangements and related costs; and the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

Based on these considerations, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreements were required for the

62	OTHER INFORMATION

operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON, and its affiliates, were consistent with fees paid by similar funds and other clients of ICON, and were reasonable in light of the comparative data, and within the range of what would have been negotiated at arm’s length in light of all the circumstances.

Supplemental Tax Information

For the fiscal year ended September 30, 2015, the following funds paid qualified dividend income:

Fund	Amount
ICON Emerging Markets Fund	100%

The Funds had no long-term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

OTHER INFORMATION	63

Cost Basis Information

Effective January 1, 2012, federal law requires mutual fund companies to maintain and report a shareholder’s cost basis by tax lot, gain/loss information and holding period of covered shares to the Internal Revenue Service on Form 1099. Covered shares are mutual fund shares acquired on or after January 1, 2012. A fund is not required to maintain and report information for shares not deemed as covered.

The new law requires each fund to elect a default tax identification methodology in order to perform the required reporting. As a result, the Trust has chosen Average Cost as its default tax identification methodology. This is the method each Fund will use. However, at the time of purchase or upon the sale of covered shares, shareholders may choose a different tax identification method. Furthermore, if you purchase shares through a financial intermediary, please contact the intermediary to find out what default tax identification method they will use. We recommend that you consult your tax adviser to determine which tax identification methodology best suits your individual tax situation.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

64	OTHER INFORMATION

ICON FUNDS PRIVACY INFORMATION

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  income and transaction history

■  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

FUNDS PRIVACY INFORMATION	65

Who we are
Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)
What we do
How does ICON protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?

We collect your personal information, for example, when you

■  open an account or enter into an investment advisory contract

■  provide account information or give us your contact information

■  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes — information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■  Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ ICON doesn’t jointly market

66	FUNDS PRIVACY INFORMATION

For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconfunds.com

By E-Mail	info@iconadvisers.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ICON Funds

By (Signature and Title)*	/s/ Craig T. Callahan
Craig T. Callahan, President and Chief Executive Officer (Principal Executive Officer)

Date    February 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Craig T. Callahan
Craig T. Callahan, President and Chief Executive Officer (Principal Executive Officer)

Date    February 5, 2016

By (Signature and Title)*	/s/ Carrie M. Schoffman
Carrie M. Schoffman, Vice President, Treasurer (Principal Financial Officer and Principal Accounting Officer)

Date    February 5, 2016

*	Print the name and title of each signing officer under his or her signature.